UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue

Los Angeles, California  90025

(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by RadNet, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on October 20, 2015 (the “Original 8-K”), regarding the acquisition of substantially all of the assets of 17 imaging centers located in the New York City area (the “Acquisition”) from Diagnostic Imaging Group, LLC, a Delaware limited liability company, Diagnostic Imaging Group Holdings, a Delaware limited liability company, New Primecare, LLC, a Delaware limited liability company and Flushing Medical Arts Building, Inc. (collectively the “Sellers”) and an individual serving as a majority member of the Sellers (all collectively “Diagnostic Imaging Group Holdings, LLC and Affiliates”).

As permitted under Item 9.01(a)(4) of Form 8-K, the Original 8-K did not include certain financial statements and pro forma financial information. The Company is filing this amendment to provide the historical audited and unaudited financial information and unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following audited and unaudited financial statements of Diagnostic Imaging Group Holdings, LLC and Affiliates are being filed with this report as Exhibit 99.2, and Exhibit 99.3, respectively:

•	Report of Independent Auditors of Margolin, Winer & Evens LLP;

•	Combined Balance Sheet as of December 31, 2014;

•	Combined Statement of Income for the year ended December 31, 2014;

•	Combined Statement of Cash Flows for the year ended December 31, 2014;

•	Combined Statement of Equity for the year ended December 31, 2014;

•	Notes to Combined Financial Statements;

•	Report of Independent Auditors of RSM US LLP;

•	Combined Balance Sheets as of December 31, 2013 and 2012;

•	Combined Statements of Income for the years ended December 31, 2013 and 2012;

•	Combined Statements of Cash Flows for the years ended December 31, 2013 and 2012;

•	Combined Statements of Equity for the years ended December 31, 2013 and 2012;

•	Notes to Combined Financial Statements;

•	Unaudited Condensed Combined Balance Sheets as of September 30, 2015 and December 31, 2014;

•	Unaudited Condensed Combined Statements of Operations for the nine months ended September 30, 2015 and 2014;

•	Unaudited Condensed Combined Statements of Equity for the nine months ended September 30, 2015 and 2014;

•	Unaudited Condensed Combined Statements of Cash Flows for the nine months ended September 30, 2015 and 2014; and

•	Notes to Unaudited Condensed Combined Interim Financial Statements.

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(b)	Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information is being filed with this report as Exhibit 99.4:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014; and
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Margolin, Winer & Evens LLP.

23.2	Consent of RSM US LLP.

99.2	Audited consolidated financial statements of Diagnostic Imaging Group Holdings, LLC and Affiliates.

99.3	Unaudited consolidated financial statements of Diagnostic Imaging Group Holdings, LLC and Affiliates.

99.4	Unaudited pro forma condensed consolidated financial information.

*

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadNet, Inc.

Dated: December 22, 2015	By:	/s/ Jeffrey L. Linden
Jeffrey L. Linden Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Margolin, Winer & Evens LLP.

23.2	Consent of RSM US LLP.

99.2	Audited combined financial statements of Diagnostic Imaging Group Holdings, LLC and Affiliates.

99.3	Unaudited consolidated financial statements of Diagnostic Imaging Group Holdings, LLC and Affiliates.

99.4	Unaudited pro forma condensed consolidated financial information.

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